Exhibit 10.1

Customer No. 70001	ASSIGNMENT Docket No. 069147

ASSIGNMENT
This Assignment is made effective immediately.

WHEREAS, Bacterial Robotics, LLC, a corporation organized and existing under the laws of the State of Ohio, having its principal place of business at P.O. Box 30085, Cincinnati, Ohio, 45230, (hereinafter referred to as “Assignor”), owns a joint, equal and undivided right, title and interest, including the right to sue for past infringement and to collect for all past, present and future damages, in and to the patents and patent applications set forth on Schedule A attached hereto and owns the entire right, title and interest in and to the inventions and patent applications set forth on Schedules B-C attached hereto; and

WHEREAS, Tauriga Sciences Inc., a limited liability company organized and existing under the laws of State of Florida, having its principal place of business at 39 Old Ridgebury Road, Danbury, Connecticut 06180, (hereinafter referred to as "ASSIGNEE"), is desirous of acquiring Assignor’s entire right, title and interest in and to the said patents, patent applications, and inventions (collectively “intellectual property”) set forth in Schedule A, Schedule B, and Schedule C, attached hereto, as well as any intellectual property, inclusive of Letters Patents, that may issue therefrom.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby sell, assign and transfer unto ASSIGNEE, its successors, assigns and legal representatives, Assignor’s entire right, title and interest in and to the said intellectual property set forth in Schedules A-C, attached hereto, and all intellectual property, inclusive of patents, that may be granted therefrom, and all patent applications thereof inclusive of, but not limited to, provisional applications, non-provisional applications, divisional applications, reissue applications, continuation applications, continuation-in-part applications, and extensions; and Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks to issue all patents for the inventions and patent applications listed in Schedules A-C, and all patents issued on patent applications listed in Schedules A-C or all patents issued on patent applications filed on inventions listed in Schedules A-C, insofar as Assignor’s interest is concerned, to the said ASSIGNEE of Assignor’s entire right, title and interest.

Assignor also hereby sells and assigns to said ASSIGNEE, its successors, assigns and legal representatives, its entire right, title, and interest in and to the said patents and applications set forth in Schedule A throughout the world, including the right to file applications and obtain patents, utility models, industrial models and designs for said patents and patent applications in its own name throughout the world including all rights of priority, all rights to publish cautionary notices reserving ownership of said invention and all rights to register said invention in appropriate registries; and

Assignor also hereby sells and assigns to said ASSIGNEE, its successors, assigns and legal representatives, the full and exclusive rights, title, and interest in and to the said patents, patent applications, and inventions set forth in Schedules B-C throughout the world, including the right to file applications and obtain patents, utility models, industrial models and designs for said patents and patent applications in its own name throughout the world including all rights of priority, all rights to publish cautionary notices reserving ownership of said invention and all rights to register said invention in appropriate registries; and

Assignor further agrees to execute any and all powers of attorney, applications, assignments, declarations, affidavits, and any other papers in connection therewith necessary to perfect such rights, title and interest in ASSIGNEE, its successors, assigns and legal representatives.

Signed, sealed and delivered for and on behalf of Bacterial Robotics, LLC, this ______ day of, 2014:

By ___________________________________

Jason E. Barkeloo
Title:__________________________________

Customer No. 70001	ASSIGNMENT Docket No. 069147

SCHEDULE A
FOR ASSIGNMENT FROM BACTERIAL ROBOTICS, LLC. TO TAURIGA SCIENCES, INC.

U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS SUBJECT TO THE
ASSIGNMENT FROM BACTERIAL ROBOTICS, LLC. TO TAURIGA SCIENCES, INC.

APPLICATION SERIAL NO. / PATENT NO.	STATUS	FILING DATE / GRANT DATE	TITLE
US 61/154,464	Expired	02-23-2009	MICROBIAL FUEL CELL
US 12/660,244	Abandoned	02-23-2010	MICROBIAL FUEL CELL
US 12/660,200	Issued	02-23-2010	MICROBIAL FUEL CELL
US 13/741,042	Pending	01-14-2013	IMPROVED MICROBIAL FUEL CELL
PCT/US/1055470	Abandoned	11-04-2010	IMPROVED MICROBIAL FUEL CELL
8,354,267	Issued	1-15-2013	Microbial Fuel Cell
201080066383.2 (CN102906246) CHINA	Pending		Microbial Fuel Cell
10846788.7 EUROPE	Pending		Microbial Fuel Cell
13107545 HONG KONG	Pending		Microbial Fuel Cell
2745/KOLNP/2012 INDIA	Pending		Microbial Fuel Cell

Customer No. 70001	ASSIGNMENT Docket No. 069147

SCHEDULE B
FOR ASSIGNMENT FROM BACTERIAL ROBOTICS, LLC. TO TAURIGA SCIENCES, INC.

U.S. PATENT APPLICATION SUBJECT TO THE ASSIGNMENT FROM BACTERIAL
 ROBOTICS, LLC. TO TAURIGA SCIENCES, INC.

APPLICATION SERIAL NO. / PATENT NO.	STATUS	FILING DATE / GRANT DATE	TITLE
61/794,864	Pending	03-15-2013	SENSOR, PERFORMANCE, AND USAGE DATA COLLECTION AND REPORTING ARRAY FOR ELECTROGENIC BIOREACTOR

Customer No. 70001	ASSIGNMENT Docket No. 069147

SCHEDULE C
FOR ASSIGNMENT FROM BACTERIAL ROBOTICS, LLC. TO TAURIGA SCIENCES, INC.

INTELLECTUAL PROPERTY SUBJECT TO THE ASSIGNMENT FROM BACTERIAL
ROBOTICS, LLC. TO TAURIGA SCIENCES, INC.

APPLICATION SERIAL NO. / PATENT NO.	STATUS	FILING DATE / GRANT DATE	TITLE
	Prepared but not filed provisional		MEMBRANELESS MICROBIAL FUEL CELL
	Prepared but not filed provisional		WASTE SITE RETROFITTED WITH MICROBIAL FUEL CELL
	Prepared but not filed provisional		FUEL TANK RETROFITTED WITH MICROBIAL FUEL CELL
	Prepared but not filed provisional		MICROBIAL FUEL CELL FOR WATERWAYS
	Prepared but not filed provisional		PORTABLE MICROBIAL FUEL CELL
	Prepared but not filed provisional		MICROBIAL FUEL CELL TUBE ARRAY
	In Preparation		HIGH SURFACE AREA ANODE
	In Preparation		HYDROGEN FUEL CELL ACCESSORY

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